(ICON)

    Prudential
   Multi-Sector
    Fund, Inc.


SEMI
ANNUAL
REPORT

Oct. 31, 1995

(LOGO)

Prudential Multi-Sector Fund, Inc.

Performance At A Glance.

The U.S. stock market rallied on to new highs over the last six months, as corporate earnings rose and interest rates fell. Stocks rose 29% to date in 1995, as measured by the S&P 500, including 14% for the latest six months ending October 31. The Prudential Multi-Sector Fund delivered a 20% total return to date this year, and 11% during the six-month period. Fund performance during the six months slightly trailed the average capital appreciation fund measured by Lipper Analytical Services because the Fund held a larger percentage of assets in energy stocks (particularly oil services stocks) than its competition, and these stocks did not perform well.



Cumulative Total Returns1                                               As of
10/31/95
                                             Six       One      Five
Since
                                            Months     Year     Years
Inception2
                            Class A          11.4%     13.2%     112.1%
89.9%
                            Class B          11.1      12.4      104.1
82.2
                            Class C          11.1      12.4       N/A
18.4
                     Lipper Capital
                  Appreciation Avg3          15.6      21.1      136.0
87.9


Average Annual Total Returns1                                           As of
9/30/95
                                             One       Five              Since
                                            Year       Years
Inception2
                             Class A        12.2%      15.6%              12.5%
                             Class B        12.3       15.8               12.6
                             Class C        16.3        N/A               18.6

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2Inception dates: 6/29/90 Class A and B; 8/1/94 Class C.

3Lipper average returns are for 168 funds for six months, 150 funds for one year, 86 funds for five years and 83 funds since inception of the Class A and B shares on 6/29/90.

How Investments Compared.
     (As of 10/31/95)

       (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different - we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes substantially) and their returns are historically lower than those of stock funds.

Global Stock Funds will fluctuate more than domestic stock funds, since they invest at least 25% of their portfolios outside the United States. They are subject to risks of currency fluctuation, and social, political and economic change. They are designed for investors who can tolerate additional risks in hopes of higher rewards.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Greg Goldberg, Fund Manager

Portfolio
Manager's Report                                           (PICTURE)



The Fund seeks long-term capital growth by investing primarily in domestic and foreign stocks of companies in specific economic sectors, and makes significant shifts among these sectors based on world economic changes and other investment trends. The Fund may use derivatives like foreign currency futures, forward contracts and stock options to hedge risk.


Overview.

Greg Smith, chief investment strategist for Prudential Securities, and a consultant to the Fund's subadviser, recommends asset and stock market sector allocations. Portfolio manager Greg Goldberg selects the stocks following a growth investment style. He looks for stocks with above-average revenue and earnings growth forecast for the next two to three years and price/earnings ratios below growth rates.

Strategy Session.

Themes: The World,
Technology & Finance.

The Fund is positioned to benefit from increasing worldwide economic activity by investing in both U.S.-based, multinational corporations and foreign stocks. About 55% of assets are invested in multinationals (companies whose sales overseas account for more than 40% of their total business) and 15% of assets are in foreign stocks. Many of these companies are technology-related: selling products worldwide to help companies catch up to the high level of information technology available in the U.S. today. We prefer multinational corporations to foreign stocks because they 1) are easier to buy and sell; 2) offer less currency risk; 3) adhere to more familiar accounting standards and 4) are not limited by their home country's economic growth.

Our worldwide geographic exposure tends to be clustered primarily in two sectors of the economy - technology and financial services. In fact, we have concentrated 63% of our assets here. Coincidentally, these are the two highest performing sectors of the S&P 500 to date this year. In fact, this is the third year in a row that technology has been the market's leading sector, as lower-priced, higher-powered computer products help increase productivity and control wages worldwide. We have significant holdings in the financial services industry because falling interest rates have helped to enhance balance sheets of banks, savings and loans, and insurance firms. In addition, baby boomers are becoming more interested in saving for retirement than the latest fashions: apparel sales are shrinking while annuity sales are growing.

   Sector Breakdown.
Prudential Multi-Sector Fund
    As of 10/31/95
        (CHART)

What Went Well.

Technology Rose.

We increased our holdings in technology to 37% from 20% over the past six months, focusing on semiconductor equipment manufacturers and computer networking companies. We're glad we did, because technology stocks led the broader market higher this year - they are up 51% to date this year and 17% in the last six months.

One of our favorites is Applied Materials, our fourth largest holding. It is a semiconductor equipment manufacturer which is enjoying strong cyclical demand. We also like Bay Networks, a computer networking company that has increasing market penetration.

We also increased our holdings in financial services to 25% of assets from 18% on April 30. We are glad we did so, because lower interest rates have helped make this the second-best performing sector to date with a total return of 42%, including 25% over the six month period.

Our two largest holdings here are Federal National Mortgage Association (FNMA), better known as Fannie Mae, and Citicorp. FNMA is the largest force today in the mortgage business, and has benefited from an upswing in housing this year. Citicorp is attractively priced at less than nine times estimated 1996 earnings, considering that we expect its Latin American and emerging markets holdings to improve next year.

One of the best selling new financial products this year has been the variable annuity, a growing choice for baby boomers who are just starting to think seriously about planning for retirement.

And Not So Well.

We held a larger percentage of assets in energy stocks (9%) than our competitors, and the performance of this sector lagged. Our exposure to oil service stocks was a factor here, because this industry lost ground in recent weeks, as worldwide economic growth slowed, diminishing the urgency for drilling for more oil.

Our basic industry stocks (4% of assets) tend to improve with economic growth, so they suffered a fate similar to our energy holdings. As the economy slows, so does demand, crimping the value of the stocks as well.

Discount retailer Caldor did not perform up to expectations, and then filed for reorganization under Chapter 11 of the federal bankruptcy laws in September. We still hold the stock, believing it will rebound. It amounts to less than one percent of assets.



Five Largest
Holdings.*

3.4%    Fed. Nat. Mort. Assn.
        Savings & Loans

2.6%    Bay Networks
        Technology

2.4%    SunAmerica
        Insurance

2.3%    Applied Materials
        Electronics

2.3%   CitiCorp
       Money Center Banks

*Expressed as a percentage of total net assets as of 10/31/95. Portfolio holdings are subject to change.

Looking Ahead.

We believe that above average corporate earnings will be harder to attain next year, because economic growth has downshifted to a slower, more steady pace. Some companies will face difficulty increasing earnings next year because 1995 has been such an outstanding year.

That said, we believe that there will be opportunity in certain stocks in select sectors, where earnings growth will be superior to the general market. But these will become more difficult for many to find.

We expect volatility to continue in technology shares, but we believe it represents opportunity. And we look for continued gains in financial stocks, although not perhaps as dramatic as this year's.

President's Letter

(PICTURE)

December 15, 1995

Dear Shareholder:

For many investors, 1995 was a profitable year - most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.

The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors - the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non- working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age
59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.

From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to fund profiles. Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,


Richard A. Redeker
President

Portfolio of Investments as of
October 31, 1995 (Unaudited)                PRUDENTIAL MULTI-SECTOR FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares        Description                   Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--92.5%
COMMON STOCKS--91.4%
------------------------------------------------------------
Auto Sector--0.8%
 135,000      Ford Motor Co.                       $  3,881,250
------------------------------------------------------------
Basic Industry Sector--4.4%
  96,600      Advanta Corp.                           3,453,450
 140,000      Agrium Inc. (Canada)                    5,733,209
  75,000      National Steel Corp.(a)                   993,750
  60,900      Quad Systems Corp.(a)                     502,425
  65,500      The PMI Group Inc.                      3,144,000
  74,400      TJ International, Inc.                  1,288,050
  70,000      Trinity Industries, Inc.(a)             2,073,750
 126,400      Uniphase Corp.                          3,697,200
                                                   ------------
                                                     20,885,834
------------------------------------------------------------
Consumer Goods & Services Sector--5.1%
 119,100      Fruit of the Loom, Inc.                 2,069,363
  66,900      La Quinta Inns, Inc.                    1,722,675
  52,400      Nissen Co., Ltd. (Japan)                1,509,570
 100,000      Philip Morris Cos., Inc.                8,450,000
 275,000      RJR Nabisco Holdings Corp.              8,456,250
 135,000      Stone Container Corp.(a)                2,227,500
                                                   ------------
                                                     24,435,358
------------------------------------------------------------
Energy Sector--8.8%
 130,000      Baker Hughes Inc.                       2,551,250
 300,000      BJ Services Corp.(a)                    7,050,000
 125,000      Exxon Corp.                             9,546,875
 465,000(b)   Mesa, Inc.(a)                           1,976,250
 308,300      Noble Drilling Corp.(a)                 2,158,100
 139,500      Oryx Energy Co.                         1,604,250
 118,900      Repsol S.A. (ADR) (Spain)               3,522,412
 400,000      Rowan Cos., Inc.(a)                     2,650,000
  40,000      Royal Dutch Petroleum Co.(a)            4,915,000
 131,100      Smith International, Inc.(a)            2,097,600
 112,800      Talisman Energy, Inc.(a) (Canada)       2,041,343
 120,000      YPF Sociedad Anonima (ADR)
                (Argentina)                           2,055,000
                                                   ------------
                                                     42,168,080
Financial Services Sector--25.2%
 121,400      Ahmanson (H.F.) & Co.                $  3,035,000
 200,000      American General Corp.                  6,575,000
  68,800      Banc One Corp.                          2,322,000
 152,697      Banco Wiese (ADR) (Peru)                1,011,618
  47,700      Chubb Corp.                             4,287,038
 170,500      Citicorp                               11,061,187
 170,000      Dean Witter Discover & Co.              8,457,500
  43,900      Equitable of Iowa Cos.                  1,536,500
 130,000      Federal Home Loan Mortgage Corp.        9,002,500
 152,500      Federal National Mortgage
                Association                          15,993,437
  82,000      Manufactured Home Communities,
                Inc.                                  1,353,000
 125,000      NationsBank Corp.                       8,218,750
 115,000      Nichiei Co. (Japan)                     7,131,348
 123,800      Republic New York Corp.                 7,257,775
 230,000      Salomon, Inc.                           8,308,750
 184,000      SunAmerica, Inc.                       11,454,000
 200,000      The Equitable Companies, Inc.           4,250,000
 180,000      Travelers Inc.                          9,090,000
                                                   ------------
                                                    120,345,403
------------------------------------------------------------
Health Care Sector--6.0%
 150,000      Columbia Healthcare Corp.               7,368,750
 107,000      Forest Laboratories, Inc.(a)            4,427,125
  55,000      Johnson & Johnson Co.                   4,482,500
 101,300      Physician Corp. of America(a)           1,557,488
     880      Roche Holdings Ltd.                     6,368,253
  80,000      St. Jude Medical, Inc.                  4,260,000
                                                   ------------
                                                     28,464,116
------------------------------------------------------------
Leisure--0.6%
 117,300      Carnival Cruise Lines, Inc.             2,727,225

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of
October 31, 1995 (Unaudited)               PRUDENTIAL MULTI-SECTOR FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares        Description                   Value (Note 1)
------------------------------------------------------------
Precious Metals Sector--1.7%
 280,000      Santa Fe Pacific Gold Corp.          $  2,765,000
 189,900      UCAR International Inc.(a)              5,412,150
                                                   ------------
                                                      8,177,150
------------------------------------------------------------
Retailing Sector--0.6%
 135,900      Caldor Corp.(a)                           662,512
  91,000      Dillard Department Stores, Inc.         2,468,375
                                                   ------------
                                                      3,130,887
------------------------------------------------------------
Technology Sector--37.4%
 223,400      Applied Materials, Inc.                11,197,925
 200,000      Autodesk, Inc.                          6,800,000
  89,600      Baan Company, N.V.(a)                   3,808,000
 190,000      Bay Networks, Inc.                     12,587,500
 120,000      Cisco Systems, Inc.                     9,300,000
 141,300      Compaq Computer Corp.(a)                7,877,475
  39,100      Computer Associates International,
                Inc.                                  2,150,500
  43,500      Comverse Technology, Inc.(a)              989,625
 228,000      EMC Corp.(a)                            3,534,000
 158,590      First Data Corp.                       10,486,764
 232,000      Integrated Device Technology,
                Inc.(a)                               4,408,000
 150,000      Intel Corp.                            10,481,250
 157,000      KLA Instruments Corp.(a)                6,711,750
 170,000      Loral Corp.                             5,036,250
  80,000      Micron Technology Inc.                  5,650,000
  90,000      Microsoft Corp.(a)                      9,000,000
 130,000      Motorola, Inc.                          8,531,250
 284,400      Network Express, Inc.(a)                2,595,150
 230,000      NEXTEL Communications Inc.(a)           3,191,250
 105,000      Nintendo Co., Ltd. (Japan)              7,710,937
 145,000      Seagate Technology Inc.(a)              6,488,750
 304,000      Silicon Graphics Inc.                  10,108,000
  49,200      Softkey International Inc.(a)           1,522,740
 106,100      Tencor Instruments(a)                   4,522,513
  80,000      Texas Instruments Inc.                  5,460,000
 139,100      Ultratech Stepper Inc.(a)               5,564,000
  73,700      Verifone, Inc.                          1,989,900
 278,000      VLSI Technology, Inc.(a)             $  6,533,000
 273,000      Western Digital Corp.                   4,231,500
                                                   ------------
                                                    178,468,029
------------------------------------------------------------
Transportation Sector--0.8%
 110,300      Methanex Corp.(a) (Canada)                740,821
  85,000      Varity Corp.(a)                         3,081,250
                                                   ------------
                                                      3,822,071
                                                   ------------
              Total common stocks
                (cost $377,731,850)                 436,505,403
                                                   ------------
CONVERTIBLE PREFERRED STOCKS--1.1%
------------------------------------------------------------
Financial Services Sector--1.1%
 136,450      Advanta Corporation
                (cost $3,875,750)                     5,150,988
                                                   ------------
              Total long-term investments
                (cost $381,607,600)                 441,656,391
                                                   ------------
Principal
 Amount
 (000)
--------
SHORT-TERM INVESTMENTS--6.0%
------------------------------------------------------------
U.S. Government Securities--1.2%
              U.S. Treasury Bills,
  $1,200(b)   5.43%, 11/16/95                         1,197,407
   1,500(b)   5.435%, 11/16/95                        1,496,759
     500(b)   5.22%, 12/14/95                           496,932
   2,525(b)   5.30%, 12/14/95                         2,509,504
                                                   ------------
              Total U. S. Government Securities
                (cost $5,699,786)                     5,700,602
                                                   ------------
------------------------------------------------------------
Repurchase Agreement--4.8%
  23,114      Joint Repurchase Agreement
                Account,
                5.89%, 11/1/95, (Note 5)
                (cost $23,114,000)                   23,114,000
                                                   ------------
              Total short-term investments
                (cost $28,813,786)                   28,814,602
                                                   ------------
              Total investments before short
                sales - 98.5%
                (cost $410,421,386; Note 4)         470,470,993
                                                   ------------

--------------------------------------------------------------------------------
4                            See Notes to Financial Statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.
Portfolio of Investments as of October 31, 1995 (Unaudited)
------------------------------------------------------------


Shares        Description                   Value (Note 1)
------------------------------------------------------------
COMMON STOCKS SOLD SHORT(a)--(2.4)%
------------------------------------------------------------
Basic Industry Sector--(0.2%)
 100,000      Centocor Inc.                        $ (1,125,000)
------------------------------------------------------------
Consumer Goods & Service Sector--(0.8%)
  30,000      NIKE, Inc.                             (1,702,500)
  60,000      Reebok International, Ltd.             (2,040,000)
                                                   ------------
                                                     (3,742,500)
------------------------------------------------------------
Retailing Sector--(1.2)%
  60,000      AutoZone, Inc.(a)                      (1,485,000)
  50,000      Cracker Barrel Old Country Store,
                Inc.                                   (850,000)
  45,000      Petsmart Inc.                          (1,507,500)
  50,000      Starbucks Corp.                        (1,962,500)
                                                   ------------
                                                     (5,805,000)
------------------------------------------------------------
Technology Sector--(0.2%)
  30,000      Advanced Micro                           (716,250)
                                                   ------------
              Total common stocks sold short
                (proceeds $10,953,800)              (11,388,750)
                                                   ------------
------------------------------------------------------------
Total Investments, net of short sales--96.1%        459,082,243
              Other assets in excess of other
                liabilities--3.9%                    18,590,744
                                                   ------------
              Net Assets--100%                     $477,672,987
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Pledged as collateral on short sales.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Statement of Assets and Liabilities       PRUDENTIAL MULTI-SECTOR FUND, INC.
(Unaudited)
-------------------------------------------------------------------------------

Assets
                                 October 31, 1995
Investments, at value (cost
$410,421,386)...................................................................
    $  470,470,993
Cash.........................................................................
 ...............................               5,915
Deposits with broker for securities sold
short..............................................................
10,953,800
Receivable for investments
sold.........................................................................
 ....           9,391,395
Interest and dividends
receivable...................................................................
 ........             856,909
Forward currency contracts-amount receivable from
counterparties............................................             721,480
Receivable for Fund shares
sold.........................................................................
 ....             348,551
Deferred expenses and other
assets..........................................................................
            40,651

                                   --------------
   Total
assets.......................................................................
 ......................         492,789,694

                                   --------------
Liabilities
Investments sold short, at value (proceeds
$10,953,800).....................................................
11,388,750
Payable for investments
purchased....................................................................
 .......           2,461,847
Payable for Fund shares
reacquired...................................................................
 .......             617,644
Distribution fee
payable......................................................................
 ..............             265,359
Management fee
payable......................................................................
 ................             255,887
Accrued
expenses.....................................................................
 .......................             127,220

                                   --------------
   Total
liabilities..................................................................
 ......................          15,116,707

                                   --------------
Net
Assets.......................................................................
 ...........................      $  477,672,987

                                   --------------

                                   --------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 ...........      $       33,834
   Paid-in capital in excess of
par.........................................................................
      386,275,854

                                   --------------

                                      386,309,688
   Distributions in excess of net investment
income.........................................................
49,037
   Accumulated net realized capital and currency
gains......................................................          30,978,681
   Net unrealized appreciation on investments and foreign
currencies........................................          60,335,581

                                   --------------
Net assets, October 31,
1995.........................................................................
 .......      $  477,672,987

                                   --------------

                                   --------------
Class A:
   Net asset value and redemption price per share
      ($223,527,415 / 15,712,251 shares of common stock issued and
outstanding).............................              $14.23
   Maximum sales charge (5% of offering
price)..............................................................
      .75

                                   --------------
   Maximum offering price to
public.........................................................................
            $14.98

                                   --------------

                                   --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($248,646,121 / 17,729,210 shares of common stock issued and
outstanding).............................              $14.02

                                   --------------

                                   --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($5,499,451 / 392,137 shares of common stock issued and
outstanding)..................................              $14.02

                                   --------------

                                   --------------

--------------------------------------------------------------------------------
6                       See Notes to Financial Statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                    Six Months
                                                      Ended
Net Investment Income                            October 31, 1995
Income
   Dividends (net of foreign withholding taxes
      of $63,410).............................     $  2,286,656
   Interest...................................        1,310,477
                                                 ----------------
      Total income............................        3,597,133
                                                 ----------------
Expenses
   Distribution fee--Class A..................          229,245
   Distribution fee--Class B..................        1,162,821
   Distribution fee--Class C..................           24,061
   Management fee.............................        1,326,851
   Transfer agent's fees and expenses.........          236,000
   Reports to shareholders....................          133,000
   Custodian's fees and expenses..............          129,000
   Registration fees..........................           21,500
   Directors' fees and expenses...............           19,700
   Legal fees and expenses....................           18,000
   Audit fee and expenses.....................           17,500
   Amortization of organization expense.......            7,000
   Miscellaneous..............................            2,454
                                                 ----------------
      Total expenses..........................        3,327,132
                                                 ----------------
Net investment income.........................          270,001
                                                 ----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Security transactions......................       33,458,401
   Foreign currency transactions..............         (376,722)
   Short sale transactions....................         (169,051)
                                                 ----------------
                                                     32,912,628
                                                 ----------------
Net change in unrealized
   appreciation/depreciatiion on:
   Securities.................................       46,326,648
   Short sales................................       (1,196,664)
   Foreign currencies.........................        1,226,461
                                                 ----------------
                                                     46,356,445
                                                 ----------------
Net gain on investments and foreign currency
   transactions...............................       79,269,073
                                                 ----------------
Net Increase in Net Assets Resulting
from Operations...............................     $ 79,539,074
                                                 ----------------
                                                 ----------------


PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Changes in Net Assets (Unaudited)

                                     Six Months        Year Ended
Increase                                Ended           April 30,
in Net Assets                      October 31, 1995        1995
Operations
   Net investment income.........    $    270,001      $    282,795
   Net realized gain on
      investments
      and foreign currency
      transactions...............      32,912,628        20,151,682
   Net change in unrealized
      appreciation of
      investments................      46,356,445         3,370,491
                                   ----------------    ------------
   Net increase in net assets
      resulting from
      operations.................      79,539,074        23,804,968
                                   ----------------    ------------
Net equalization credits.........         569,551            72,776
                                   ----------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A....................        (136,933)               --
      Class B....................        (130,186)               --
      Class C....................          (2,882)               --
                                   ----------------    ------------
                                         (270,001)               --
                                   ----------------    ------------
   Distributions in excess of net
      investment income
      Class A....................         (84,173)               --
      Class B....................         (80,027)               --
      Class C....................          (1,771)               --
                                   ----------------    ------------
                                         (165,971)               --
                                   ----------------    ------------
   Distributions from net capital
      and currency gains
      Class A....................      (3,814,077)       (5,260,734)
      Class B....................      (9,669,790)      (13,945,867)
      Class C....................        (214,070)          (48,280)
                                   ----------------    ------------
                                      (13,697,937)      (19,254,881)
                                   ----------------    ------------
Fund share transactions (net of
   conversion) (Note 6)
   Net proceeds from Fund shares
      subscribed (Note 7)........     211,272,030       131,985,932
   Net asset value of Fund shares
      issued in reinvestment of
      dividends and
      distributions..............      13,255,569        17,954,751
   Cost of shares reacquired.....     (77,925,453)      (70,803,068)
                                   ----------------    ------------
   Net increase in net assets
      from Fund share
      transactions...............     146,602,146        79,137,615
                                   ----------------    ------------
Total increase...................     212,576,862        83,760,478
Net Assets
Beginning of period..............     265,096,125       181,335,647
                                   ----------------    ------------
End of period....................    $477,672,987      $265,096,125
                                   ----------------    ------------
                                   ----------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

Notes to Financial Statements (Unaudited)    PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Prudential Multi-Sector Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 21, 1990 and had no operations until May 11, 1990 when 4,398 shares each of Class A and Class B common stock were sold for $100,000 to Prudential Mutual Fund Management, Inc. (``PMF''). Investment operations commenced June 29, 1990. The Fund's investment objective is long-term growth of capital by primarily investing in equity securities of companies in various economic sectors.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments, traded on a national securities exchange and NASDAQ national market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and asked prices. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange. Futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains on security transactions.
Net realized loss on foreign currency transactions of $376,722 represents net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current
--------------------------------------------------------------------------------
8

Notes to Financial Statements (Unaudited)    PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes
a
short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended October 31, 1995, the Fund reclassified $376,722 of foreign currency losses which were recognized for tax purposes in the current fiscal year by decreasing undistributed net investment income and increasing accumulated net realized capital and currency gains. Net investment income, net realized gains, and net assets were not affected by this change.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organizational Expenses: Approximately $225,000 of expenses were incurred in connection with the organization and initial registration of the Fund. This amount has been amortized over a period of 60 months from the date investment operations commenced.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .65 of 1% of the Fund's average daily net assets.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)    PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the six months ended October 31, 1995.
PMFD has advised the Fund that it has received approximately $97,500 in front-end sales charges resulting from sales of Class A shares during the six months ended October 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the six months ended October 31, 1995, it received approximately $284,000 and $1,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the six months ended October 31, 1995, the Fund incurred fees of approximately $330,000 for the services of PMFS. As of October 31, 1995, approximately $27,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the six months ended October 31, 1995, PSI earned approximately $35,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended October 31, 1995 aggregated $352,567,549 and $221,604,195, respectively.
The federal income tax basis of the Fund's investments at October 31, 1995 was $410,705,868 and, accordingly, net unrealized appreciation for federal income tax purposes was $59,765,125 (gross unrealized appreciation--$79,042,157, gross unrealized depreciation--$19,277,032).
At October 31, 1995, the Fund had outstanding forward currency contracts to sell foreign currency as follows:

                        Value at
 Foreign Currency   Settlement Date     Current     Appreciation/
  Sale Contracts       Receivable        Value     (Depreciation)
------------------- ----------------  -----------  ---------------
Japanese Yen,
  expiring 2/02/96    $ 14,975,290    $14,862,775     $ 112,515
Swiss Francs,
  expiring 12/29/95      6,129,597      6,179,739       (50,142)
                    ----------------  -----------  ---------------
                      $ 21,104,887    $21,042,514     $  62,373
                    ----------------  -----------  ---------------
                    ----------------  -----------  ---------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1995, the Fund had a 2.48% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $23,114,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.875%, in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest is $278,800,077.
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest is $278,529,780.
Goldman, Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest is $278,460,050.
Smith Barney & Co., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest is $117,048,982.
--------------------------------------------------------------------------------
10

Notes to Financial Statements (Unaudited)    PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized 2 billion shares of common stock, $.001 par value per share, equally divided into three classes, designated Class A, B and Class C common stock.
Transactions in shares of common stock were as follows:


Class A                               Shares           Amount
-------------------------------  ----------------   ------------
Six months ended October 31,
  1995:
Shares sold....................      3,140,621      $130,755,173
Shares issued in connection
  with acquisition of
  Prudential Strategist Fund
  (Note 7).....................     10,275,056       26,467,368
Shares issued in reinvestment
  of dividends and
  distributions................        286,100        3,850,915
Shares reacquired..............     (3,862,896)     (54,285,539)
                                 ----------------   ------------
Net increase in shares
  outstanding before
  conversion...................      9,838,881      106,787,917
Shares issued upon conversion
  from Class B and C...........        220,235        2,994,039
                                 ----------------   ------------
Net increase in shares
  outstanding..................     10,059,116      $109,781,956
                                 ----------------   ------------
                                 ----------------   ------------
Year ended April 30, 1995:
Shares sold....................      3,485,186      $45,817,949
Shares issued in reinvestment
  of distributions.............        389,581        5,024,771
Shares reacquired..............     (2,985,480)     (39,186,110 )
                                 ----------------   ------------
Net increase in shares
  outstanding before
  conversion...................        889,287       11,656,610
Shares issued upon conversion
  from Class B.................        733,225        9,121,406
                                 ----------------   ------------
Net increase in shares
  outstanding..................      1,622,512      $20,778,016
                                 ----------------   ------------
                                 ----------------   ------------
Class B                               Shares           Amount
                                 ----------------   ------------
Six months ended October 31,
  1995:
Shares sold....................      1,974,235      $36,381,080
Shares issued in connection
  with acquisition of
  Prudential Strategist Fund
  (Note 7).....................      3,011,418       15,860,707
Shares issued in reinvestment
  of dividends and
  distributions................        687,660        9,194,015
Shares reacquired..............     (1,685,140)     (23,380,929)
                                 ----------------   ------------
Net increase in shares
  outstanding before
  conversion...................      3,988,173       38,054,873
Shares reacquired upon
  conversion
  from Class A.................       (210,850)      (2,901,259)
                                 ----------------   ------------
Net increase in shares
  outstanding..................      3,777,323      $35,153,614
                                 ----------------   ------------
                                 ----------------   ------------
Year ended April 30, 1995:
Shares sold....................      6,351,539      $82,308,938
Shares issued in reinvestment
  of distributions.............      1,004,374       12,882,502
Shares reacquired..............     (2,410,850)     (31,149,102)
                                 ----------------   ------------
Net increase in shares
  outstanding before
  conversion...................      4,945,063       64,042,338
Shares reacquired upon
  conversion from Class A......       (725,642)      (9,121,406)
                                 ----------------   ------------
Net increase in shares
  outstanding..................      4,219,421      $54,920,932
                                 ----------------   ------------
                                 ----------------   ------------
Class C
-------------------------------
Six months ended October 31,
  1995:
Shares sold....................        126,691      $ 1,795,364
Shares issued in connection
  with acquisition of
  Prudential Strategist Fund
  (Note 7).....................          5,166           12,338
Shares issued in reinvestment
  of dividends and
  distributions................         15,766          210,639
Shares reacquired..............        (18,633)        (258,985)
                                 ----------------   ------------
Net increase in shares
  outstanding
  before conversion............        128,990        1,759,356
Shares reacquired upon
  conversion from Class A......         (6,709)         (92,780)
                                 ----------------   ------------
Net increase in shares
  outstanding..................        122,281      $ 1,666,576
                                 ----------------   ------------
                                 ----------------   ------------
August 1, 1994* through
  April 30, 1995:
Shares sold....................        303,058      $ 3,859,045
Shares issued in reinvestment
  of distributions.............          3,797           47,478
Shares reacquired..............        (36,999)        (467,856)
                                 ----------------   ------------
Net increase in shares
  outstanding..................        269,856      $ 3,438,667
                                 ----------------   ------------
                                 ----------------   ------------

---------------
* Commencement of offering of Class C shares.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)    PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Note 7. Acquisition of Prudential Strategist Fund
On June 23, 1995, the Fund acquired all the net assets of Prudential Strategist Fund, Inc. (``Strategist'') pursuant to a plan of reorganization approved by Strategist shareholders on June 9, 1995. The acquisition was accomplished by a tax-free exchange of 8,589,796 Class A shares, 2,528,242 Class B shares, and 4,337 Class C shares of the Fund (valued at $181,061,433 in the aggregate) for the Class A, B and C shares of Strategist outstanding on June 23, 1995. Strategist's net assets at that date ($181,061,433), including $42,340,413 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Strategist immediately before the acquisition were $283,310,931 and $181,061,433, respectively.
------------------------------------------------------------
Note 8. Distributions
On November 20, 1995, the Board of Directors of the Fund announced distributions from foreign currency gains of $.01 per share, from net short-term capital gains of $.565 per share and from net long-term capital gains of $.352 per share for Class A, B and C shares, respectively. These distributions are payable on November 29, 1995 to shareholders of record on November 24, 1995.
--------------------------------------------------------------------------------
12

Financial Highlights (Unaudited)             PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

 Class A

-------------------------------------------------------------------------

                                June 29,
                                               Six Months
                                 1990(c)
                                                  Ended                   Years
Ended April 30,                 Through
                                               October 31,
-------------------------------------------     April 30,
                                                  1995         1995(b)      1994
      1993        1992         1991
                                               -----------     -------
-------     -------     -------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   13.45      $ 13.21     $
13.19     $ 12.51     $ 12.10      $ 11.37
                                               -----------     -------
-------     -------     -------     ---------
Income from investment operations:
Net investment income......................           .04          .09
 .18         .30         .23          .40
Net realized and unrealized gain on
   investments and foreign currency
   transactions............................          1.47         1.44
1.64        1.47         .50          .59
                                               -----------     -------
-------     -------     -------     ---------
   Total from investment operations........          1.51         1.53
1.82        1.77         .73          .99
                                               -----------     -------
-------     -------     -------     ---------
Less distributions:
Dividends from net investment income.......          (.02)          --
(.21)       (.30)       (.30)        (.26)
Distributions in excess of net investment
   income..................................          (.02)          --
 --          --          --           --
Distributions from net capital and currency
   gains...................................          (.69)       (1.29)
(1.59)       (.79)       (.02)          --
                                               -----------     -------
-------     -------     -------     ---------
   Total distributions.....................          (.73)       (1.29)
(1.80)      (1.09)       (.32)        (.26)
                                               -----------     -------
-------     -------     -------     ---------
Net asset value, end of period.............     $   14.23      $ 13.45     $
13.21     $ 13.19     $ 12.51      $ 12.10
                                               -----------     -------
-------     -------     -------     ---------
                                               -----------     -------
-------     -------     -------     ---------
TOTAL RETURN(d)............................         11.43%       12.15%
14.16%      15.14%       6.16%       17.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $ 223,528      $76,035
$53,237     $43,390     $52,625      $59,085
Average net assets (000)...................     $ 182,399      $59,316
$49,840     $46,890     $57,403      $55,545
Ratios to average net assets:
   Expenses, including distribution fees...          1.16%(a)     1.44%
1.30%       1.28%       1.29%        1.35%(a)
   Expenses, excluding distribution fees...           .91%(a)     1.19%
1.08%       1.08%       1.09%        1.15%(a)
   Net investment income (loss)............           .47%(a)      .68%
1.15%       2.44%       1.83%        4.28%(a)
Portfolio turnover.........................            57%         122%
110%        209%        147%         253%

---------------
(a) Annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Commencement of offering of Class A shares.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
13

Financial Highlights (Unaudited)             PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

   Class B

-----------------------------------------------------------------------------

                                    June 29,
                                               Six Months
                                    1990(c)
                                                  Ended                    Years
Ended April 30,                   Through
                                               October 31,
----------------------------------------------     April 30,
                                                  1995         1995(b)
1994        1993         1992          1991
                                               -----------     --------
--------     -------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   13.29      $  13.16     $
13.15     $ 12.47     $  12.06      $  11.37
                                               -----------     --------
--------     -------     --------     ----------
Income from investment operations:
Net investment income (loss)...............            --          (.01)
  .07         .19          .13           .32
Net realized and unrealized gain on
   investments and foreign currency
   transactions............................          1.44          1.43
 1.63        1.47          .51           .59
                                               -----------     --------
--------     -------     --------     ----------
   Total from investment operations........          1.44          1.42
 1.70        1.66          .64           .91
                                               -----------     --------
--------     -------     --------     ----------
Less distributions:
Dividends from net investment income.......          (.01)           --
 (.10)       (.19)        (.21)         (.22)
Distributions in excess of net investment
   income..................................          (.01)           --
   --          --         (.01)           --
Distributions from net capital and currency
   gains...................................          (.69)        (1.29)
(1.59)       (.79)        (.02)           --
                                               -----------     --------
--------     -------     --------     ----------
   Total distributions.....................          (.71)        (1.29)
(1.69)       (.98)        (.23)         (.22)
                                               -----------     --------
--------     -------     --------     ----------
Net asset value, end of period.............     $   14.02      $  13.29     $
13.16     $ 13.15     $  12.47      $  12.06
                                               -----------     --------
--------     -------     --------     ----------
                                               -----------     --------
--------     -------     --------     ----------
TOTAL RETURN(e)............................         11.06%        11.31%
13.22%      14.13%        5.39%        16.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $ 248,646      $185,474
$128,098     $92,921     $108,276      $ 99,537
Average net assets (000)...................     $ 231,301      $153,209
$108,981     $99,072     $108,510      $ 82,890
Ratios to average net assets:
   Expenses, including distribution fees...          1.91%(a)      2.19%
 2.08%       2.08%        2.09%         2.15%*
   Expenses, excluding distribution fees...           .91%(a)      1.19%
 1.08%       1.08%        1.09%         1.15%*
   Net investment income (loss)............         (.13)%(a)      (.07)%
  .35%       1.64%        1.03%         3.39%*
Portfolio turnover.........................            57%          122%
  110%        209%         147%          253%
                                                      Class C
                                             --------------------------
                                                             August 1,
                                             Six Months       1994(d)
                                                Ended         Through
                                             October 31,     April 30,
                                                1995          1995(b)
                                                -----          -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $ 13.29         $13.74
                                                 -----          -----

Income from investment operations:
Net investment income (loss)...............         --             --
Net realized and unrealized gain on
   investments and foreign currency
   transactions............................       1.44            .84
                                                 -----          -----

   Total from investment operations........       1.44            .84
                                                 -----          -----
Less distributions:
Dividends from net investment income.......       (.01)            --
Distributions in excess of net investment
   income..................................       (.01)            --
Distributions from net capital and currency
   gains...................................       (.69)         (1.29)
                                                 -----          -----
    Total distributions.....................       (.71)         (1.29)
                                                 -----          -----

Net asset value, end of period.............    $ 14.02         $13.29
                                                 -----          -----
                                                 -----          -----
TOTAL RETURN(e)............................      11.06%          6.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $ 5,499         $3,587
Average net assets (000)...................    $ 4,786         $1,653
Ratios to average net assets:
   Expenses, including distribution fees...       1.91%(a)       2.37%(a)
   Expenses, excluding distribution fees...        .91%(a)       1.37%(a)
   Net investment income (loss)............      (.13)%(a)        .03%(a)
Portfolio turnover.........................         57%           122%

---------------
(a) Annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Commencement of investment operations.
(d) Commencement of offering of Class C shares.
(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
14                           See Notes to Financial Statements.

Getting The Most From Your Prudential Mutual Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically - without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Getting The Most From Your
Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction - there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance - not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292



Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Directors
Edward D. Beach
Donald D. Lennox
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Susan C. Cote Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser

The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent

Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The accompanying financial statements as of October 31, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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Toll Free (800) 225-1852


74435J108
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